SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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    (2))
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[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            RMK HIGH INCOME FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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


                          RMK HIGH INCOME FUND, INC.

                                 May 26, 2004

Dear Stockholder:

   The enclosed proxy materials relate to the first Annual Meeting of Stockholders of RMK High Income Fund, Inc. (the "Fund") to be held on July 16, 2004. The proxy materials seek your approval of the proposal to elect three Class I Directors of the Fund.

   Your Board of Directors unanimously recommends that you vote for the nominees. The attached proxy materials provide more information about the nominated Directors.

   Your vote is important. Voting your shares early will permit the Fund to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it in the enclosed return envelope promptly. Please refer to the enclosed proxy card for alternative forms of voting or you may vote in person.

                                          Sincerely,

                                          /s/ Carter Anthony
                                          Carter E. Anthony
                                          President



                          RMK HIGH INCOME FUND, INC.

                           Fifty North Front Street
                           Memphis, Tennessee 38103

                               -----------------

                                   NOTICE OF
                        ANNUAL MEETING OF STOCKHOLDERS

                               -----------------

                          TO BE HELD ON JULY 16, 2004

To our Stockholders:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of RMK High Income Fund, Inc. (the "Fund") on July 16, 2004 at 11:00 a.m., Central Time, at Fifty North Front Street, 21/st/ Floor, Memphis, Tennessee 38103 for the following purposes:

   (1) To elect three Class I Directors of the Fund; and

   (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

   The Fund's Board of Directors has fixed the close of business on May 5, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                          By Order of the Board of Directors

                                          /s/ Charles D. Maxwell

                                          Charles D. Maxwell
                                          Secretary

Memphis, Tennessee
Dated: May 26, 2004

           YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.



    Stockholders are invited to attend the Meeting in person. Any stockholder who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed form of proxy, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. Please refer to the enclosed proxy card for instructions on alternative forms of voting.

    To avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing your proxy promptly, no matter how large or small your holdings may be.



                          RMK HIGH INCOME FUND, INC.

                           Fifty North Front Street
                           Memphis, Tennessee 38103

                               -----------------

                                PROXY STATEMENT

                               -----------------

                        Annual Meeting of Stockholders
                                 July 16, 2004

                                 INTRODUCTION

   This Proxy Statement is furnished to stockholders in connection with the solicitation of proxies on behalf of the Board of Directors ("Board") of RMK High Income Fund, Inc. (the "Fund") to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting") or any adjournment thereof to be held on July 16, 2004 at 11:00 a.m. Central Time at Fifty North Front Street, 21/st/ Floor, Memphis, Tennessee 38103. The approximate mailing date of this Proxy Statement is May 26, 2004. As discussed more fully below, stockholders of the Fund are being asked to vote on a proposal to elect three Directors of the Fund. The Board knows of no business other than the election of the Directors that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

   The close of business on May 5, 2004 has been fixed as the record date for determining stockholders entitled to notice of and to vote at the Meeting (the "Record Date"). Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had 19,633,128.938 outstanding shares. To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of five percent or more of the Fund's outstanding shares. Directors and officers of the Fund as a group own an aggregate of less than one percent of the Fund's outstanding shares.

   The presence, in person or by proxy, of stockholders entitled to cast one-third of all the votes entitled to be cast at the Meeting, shall constitute a quorum and must be present for the transaction of business at the Meeting. Each outstanding full share of a Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment.

   All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted FOR the election of the Directors. Assuming a quorum is present at the Meeting, the election of Directors will require the affirmative vote of stockholders. Each Director who receives a plurality of the votes cast at the Meeting will be elected. "Plurality of the votes" means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

   Broker non-votes are shares held in "street name" for which a broker indicates that it has not received instructions from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote AGAINST adjournment. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

   The cost of the proxy solicitation will be borne by the Fund. The principal solicitation will be by mail, but proxies also may be solicited by telephone by representatives of Morgan Keegan & Company, Inc. ("Morgan Keegan."), an affiliate of the Fund's investment adviser, none of whom will receive any compensation from the Fund for these activities. If votes are recorded by telephone, Morgan Keegan will use procedures designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that a stockholder's instructions have been properly recorded.

   You may revoke your proxy at any time before the Meeting by providing another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the Meeting and must include your name and account number. If you attend the Meeting in person, you may vote by ballot, thereby canceling any proxy you provided previously. Proxies voted by alternative forms may be revoked in the same manner that proxies by mail may be revoked.

                                   PROPOSAL
                             Election of Directors

   The Fund's Board is divided into three classes, designated Class I, Class II and Class III, with the members of each class serving for a term of three years. The classification of the Directors helps to promote the continuity and stability of the Fund's management and policies. Because of this classification, at least two stockholder meetings, instead of one, are required to effect a change in a majority of the Directors.

   The current Class I Directors, J. Kenneth Alderman, William Jefferies Mann and James Stillman R. McFadden, each have terms expiring in 2004. Each of the Class I Directors has expressed his willingness to serve another term as Director of the Fund if nominated by the Fund's Board. The Fund's Independent Directors reviewed the qualifications, experience and background of each incumbent Director. Based upon this review, the Committee determined that nominating the incumbents would be in the best interests of the Fund's stockholders. The Fund's Board believes that the incumbents are well suited for service on the Board due to their familiarity with the Fund as a result of their prior service as Directors and their knowledge of the financial services sector.

   At a meeting on May 13, 2004, the Board received the recommendation of the Independent Directors Committee. After discussion and consideration of, among other things, the backgrounds of the incumbents, the Board voted to nominate J. Kenneth Alderman, William Jefferies Mann and James Stillman R. McFadden (collectively, the "Director Nominees") for election as Class I Directors with a term expiring in 2007.

   It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein). The Director Nominees each have consented to be named in this Proxy Statement and to serve as Directors if elected. The Board knows of no reason why the Director Nominees will become unavailable for election as Director, but if that should occur before the Meeting, the proxies received will be voted for such other nominees as the Board may recommend. None of the Directors is related to one another.

Information About the Fund's Directors and Officers

   Certain information concerning the Fund's Directors and Officers is set forth below. Unless otherwise noted, each of the Directors and Officers has engaged in the principal occupation listed in the following table for five years or more. An asterisk (*) indicates Directors and Officers who are "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund by virtue of their positions with Morgan Asset Management, Inc. ("MAM"), the Fund's adviser, and/or Regions Financial Corporation, the publicly held parent of MAM, and its other subsidiaries. Information for Directors who are "interested persons" is presented separately from Directors who are not "interested persons" ("Independent Directors").

                                      2

                    Information about the Fund's Directors

                                                                                        Number of
                  Position(s) Held                                                    Portfolios in     Other
                     with Fund                                                        Fund Complex  Directorships
Name, Address(1),  and Length of              Principal Occupation During              Overseen by     Held by
 Age               Time Served(2)                   Past Five Years                    Director(3)    Director
-----------------------------------------------------------------------------------------------------------------

                                                     CLASS I
Independent Directors
-----------------------------------------------------------------------------------------------------------------
William Jefferies    Director,     Mr. Mann has been Chairman and President of             16           None
Mann,                Since 2003    Mann Investments, Inc. (real estate investments/
Age 70                             private investing) since 1985.

James Stillman       Director,     Mr. McFadden has been Chief Manager of                  16           None
R. McFadden,         Since 2003    McFadden Communications, LLC (commercial
Age 46                             printing) since 2002 and President and Director
                                   of 1703, Inc. (restaurant management) since
                                   1998. He also has served as a Director for several
                                   private companies since 1997.
-----------------------------------------------------------------------------------------------------------------
Director Who Is An "Interested Person"
-----------------------------------------------------------------------------------------------------------------
J. Kenneth           Director,     Mr. Alderman has been President of Regions              16           None
Alderman*,           Since 2003    Morgan Keegan Trust Company and Chief
Age 51                             Executive Officer of Morgan Asset Management,
                                   Inc. since 2002. He has been Executive Vice
                                   President of Regions Financial Corporation since
                                   2000. He served Regions as Senior Vice
                                   President and Capital Management Group
                                   Director and investment adviser to the Regions
                                   Financial Corporation proprietary fund family
                                   from 1995 to 2000. He is a Certified Public
                                   Accountant and Chartered Financial Analyst.
-----------------------------------------------------------------------------------------------------------------
                                                    CLASS II
Independent Directors
-----------------------------------------------------------------------------------------------------------------
W. Randall           Director,     Director, Mr. Pittman has been Chief Financial          16           None
Pittman,             Since 2003    Officer of Emageon, Inc. (healthcare information
Age 50                             systems) since 2002. From 1999 to 2002, he was
                                   Chief Financial Officer of BioCryst
                                   Pharmaceuticals, Inc. (biotechnology). From
                                   1998 to 1999, he was Chief Financial Officer of
                                   ScandiPharm, Inc. (pharmaceuticals). From 1995
                                   to 1998, he served as Senior Vice President -
                                   Finance of CaremarkRx (pharmacy benefit
                                   management). From 1983 to 1995, he held
                                   various positions with AmSouth Bancorporation
                                   (bank holding company), including Executive
                                   Vice President and Controller. He is a Certified
                                   Public Accountant, and was with the accounting
                                   firm of Ernst & Young, LLP from 1976 to 1983.

                                      3

                                                                                       Number of
                   Position(s) Held                                                  Portfolios in     Other
                      with Fund                                                      Fund Complex  Directorships
Name, Address(1),   and Length of             Principal Occupation During             Overseen by     Held by
 Age                Time Served(2)                  Past Five Years                   Director(3)    Director
----------------------------------------------------------------------------------------------------------------
Mary S. Stone,        Director,     Ms. Stone has held the Hugh Culverhouse               16           None
Age 53                Since 2003    Endowed Chair of Accountancy at the
                                    University of Alabama, Culverhouse School of
                                    Accountancy since 1981. She is also a member
                                    of Financial Accounting Standards Advisory
                                    Council, AICPA, Accounting Standards
                                    Executive Committee and AACSB International
                                    Accounting Accreditation Committee.
----------------------------------------------------------------------------------------------------------------
Director Who Is An "Interested Person"
----------------------------------------------------------------------------------------------------------------
Allen B.              Director,     Mr. Morgan has been Chairman of Morgan                16          Regions
Morgan, Jr.*,         Since 2003    Keegan & Company, Inc. since 1969 and                            Financial
Age 61                              Executive Managing Director of Morgan                           Corporation
                                    Keegan & Company, Inc. since 1969. He also
                                    has served as a Director of Morgan Asset
                                    Management, Inc. and of Regions Financial
                                    Corporation since 1993 and 2001, respectively.
----------------------------------------------------------------------------------------------------------------
                                                   CLASS III
Independent Directors
----------------------------------------------------------------------------------------------------------------
Archie W.             Director,     Mr. Willis has been President of Community            16           None
Willis III,           Since 2003    Capital (financial advisory and real estate
Age 46                              development consulting) since 1999 and Vice
                                    President of Community Realty Company (real
                                    estate brokerage) since 1999. He was a First
                                    Vice President of Morgan Keegan & Company,
                                    Inc. from 1991 to 1999. He also has served as a
                                    Director of Memphis Telecom, LLC since 2001.

James D.              Director,     Mr. Witherington has been President of SSM            16           None
Witherington, Jr.,    Since 2003    Corp. (management of venture capital funds)
Age 55                              since 1995. He also has served as a Director for
                                    several private companies since 1995.

(1) The address of each Director is c/o the Fund, Fifty North Front Street,
    21/st/ Floor, Memphis, Tennessee 38103.
(2) The Board is divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class
    I, Class II and Class III Directors shall expire at the annual meetings of stockholders held in 2004, 2005, and 2006, respectively, and at each third annual meeting of stockholders thereafter. Each Director serves until the expiration of his or her term and until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund's by-laws or charter or by statute.
(3) Each of the Directors oversees the other registered investment companies in the Regions Morgan Keegan fund complex.

                                      4

                     Information about the Fund's Officers

                                                                                      Number of
               Position(s) Held                                                     Portfolios in     Other
                  with Fund                                                         Fund Complex  Directorships
Name, Address,  and Length of               Principal Occupation During              Overseen by     Held by
 Age(1)         Time Served(2)                    Past Five Years                     Director      Director
---------------------------------------------------------------------------------------------------------------
 Carter E.      President,      From 2002-present, Mr. Anthony has served as             N/A           N/A
 Anthony*,      Since 2003      President and Chief Investment Officer of Morgan
 Age 59                         Asset Management Inc. From 2000-2002, he served as
                                Executive Vice President and Director of Capital
                                Management Group, Regions Financial Corporation.
                                From 1989-2000, Mr. Anthony was Vice President-
                                Trust Investments, National Bank of Commerce.

 Thomas R.      Vice-           Mr. Gamble has been an executive at Regions              N/A           N/A
 Gamble*,       President,      Financial Corporation since 1981. He was a
 Age 61         Since 2003      Corporate IRA Manager from 2000 to 2001 and a
                                Senior Vice President & Manager of Employee
                                Benefits at the Birmingham Trust Department of
                                Regions Bank from 1981 to 2000.

 Joseph C.      Treasurer,      Mr. Weller has been Executive Vice President and         N/A           N/A
 Weller*,       Since 2003      Chief Financial Officer of Morgan Keegan &
 Age 65                         Company, Inc. since 1969, Treasurer and Secretary
                                of Morgan Keegan & Company, Inc. since 1969 and
                                Executive Managing Director of Morgan Keegan &
                                Company, Inc. since 1969. He also has served as a
                                Director of Morgan Asset Management, Inc. since
                                1993.

 Charles D.     Secretary       Mr. Maxwell has been a Managing Director of              N/A           N/A
 Maxwell*,      and Assistant   Morgan Keegan & Company, Inc. since 1998 and
 Age 49         Treasurer,      Assistant Treasurer and Assistant Secretary of
                Since 2003      Morgan Keegan & Company, Inc. since 1994. He
                                has been Secretary and Treasurer of Morgan Asset
                                Management, Inc. since 1993. He was Senior Vice
                                President of Morgan Keegan & Company, Inc. from
                                1995 to 1997. Mr. Maxwell was also with Ernst &
                                Young, LLP (accountants) from 1976 to 1986 and
                                served as a Senior Manager from 1984 to 1986.

 J. Thompson    Assistant       Mr. Weller has been a Managing Director and              N/A           N/A
 Weller*,       Secretary,      Controller of Morgan Keegan & Company, Inc. since
 Age 39         Since 2003      October 2001. He was Senior Vice President and
                                Controller of Morgan Keegan & Company, Inc. from
                                October 1998 to October 2001, Controller and First
                                Vice President from February 1997 to October 1998,
                                Controller and Vice President from 1995 to February
                                1997 and Assistant Controller from 1992 to 1995.

(1) Joseph C. Weller is the father of J. Thompson Weller. The address of Messrs. Maxwell, Weller and Weller is Fifty North Front Street, 21/st/ Floor, Memphis, Tennessee 38103. The address of Messrs. Anthony and Gamble is 417 North 20/th/ Street, 15/th/ Floor, Birmingham, Alabama 35203.
(2) Officers of the Fund are elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

Compensation of the Fund's Directors

   Directors of the Fund who are "interested persons" as defined in the 1940 Act receive no salary or fees from the Fund. Independent Directors of the Fund receive from the Fund an annual retainer of $4,000 and a fee of $1,000 and reimbursement for related expenses for each meeting of the Board he or she attends. Each chairperson of the Independent Directors Committee and Audit Committee receives from the Fund annual compensation of $500. No Director is entitled to receive pension or retirement benefits from the Fund.

   The table below sets forth the compensation paid to the Directors by the Fund for the period beginning on June 24, 2003 (commencement of operations) and ending on March 31, 2004. For the calendar year ended December 31, 2003, the Directors received the compensation set forth in the last column of the table below for serving as directors of all the registered investment companies in the Regions Morgan Keegan fund complex.


                                            Pension or
                                            Retirement                              Total
                            Aggregate   Benefits Accrued    Estimated Annual  Compensation From
Name and Position          Compensation  as Part of Fund     Benefits Upon     the Fund Complex
With Fund                   From Fund        Expenses          Retirement    Paid to the Director
-------------------------------------------------------------------------------------------------

Independent Directors
-------------------------------------------------------------------------------------------------
William Jefferies Mann        $7,000           None               None             $17,000
James Stillman R. McFadden    $6,000           None               None             $16,000
W. Randall Pittman            $7,000           None               None             $15,000
Mary S. Stone                 $7,000           None               None             $14,000
Archie W. Willis III          $7,000           None               None             $17,000
James D. Witherington, Jr.    $7,000           None               None             $17,000
-------------------------------------------------------------------------------------------------
Directors Who Are "Interested Persons"
-------------------------------------------------------------------------------------------------
J. Kenneth Alderman             None           None               None                None
Allen B. Morgan, Jr.            None           None               None                None


Directors' Ownership of Fund Securities

   The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all registered investment companies in the Regions Morgan Keegan fund complex as of May 5, 2004.


                                                                Aggregate Dollar Range of Securities
                               Aggregate Dollar Range of        in Investment Companies Overseen by
Name of Director                Securities in the Fund                Director in Fund Complex

----------------------------------------------------------------------------------------------------
Independent Directors
----------------------------------------------------------------------------------------------------
William Jefferies Mann                    None                                 None
James Stillman R. McFadden           $10,000-$50,000                      $10,000-$50,000
W. Randall Pittman                     $1-$10,000                           $1-$10,000
Mary S. Stone                             None                                 None
Archie W. Willis III                   $1-$10,000                         $10,000-$50,000
James D. Witherington, Jr.                None                                 None
----------------------------------------------------------------------------------------------------
Directors Who Are "Interested Persons"
----------------------------------------------------------------------------------------------------
J. Kenneth Alderman                       None                             Over $100,000
Allen B. Morgan, Jr.                  Over $100,000                        Over $100,000

Board and Committee Meetings

   The Board met five times during the Fund's fiscal period ended March 31, 2004, and each Director attended at least 75% of the total number of meetings of the Board and of any committee of which he or she was a member during that year. The Board has an Audit Committee, Independent Directors Committee and a Qualified Legal Compliance Committee. Each of the Committees consists solely of those Directors who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the listing standards of the New York Stock Exchange ("NYSE").

Audit Committee

   The Audit Committee's function is to select independent accountants to conduct the annual audit of the Fund's financial statements; review with the independent accountants the outline, scope and results of this annual audit and review the performance and approval all fees charged by the independent accountants for audit, audit-related and other professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control.

   The Fund has adopted a written charter for the Audit Committee, which is attached as Exhibit A to this Proxy Statement. The Fund's Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from PricewaterhouseCoopers LLC ("PwC"), independent public accountants for the Fund. The Audit Committee has discussed with PwC such firm's independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 61. The Audit Committee has considered whether the provision of non-audit services by the Fund's independent public accountants is compatible with maintaining the independence of those accountants.

   The Audit Committee also reviews and discusses the audit of the Fund's financial statements with Fund management and the independent public accountants. If any material concerns arise during the course of the audit and preparation of the audited financial statements mailed to stockholders and included in the Fund's Annual Report to Stockholders, the Audit Committee would be notified by Fund management or the independent public accountants. The Audit Committee received no such notifications for the Fund. The Audit Committee met 1 time during the fiscal period ended March 31, 2004. At the Committee's May 13, 2004 meeting, the Committee members reviewed the Fund's audited financial statements. Attached as Exhibit B is a copy of the Audit Committee's Report with respect to the Fund's audited financial statements. Following the Audit Committee's review and discussion regarding the audit of the Fund's financial statements with fund management and the independent public accountants, the Audit Committee recommended to the Directors that the Fund's audited financial statements for the 2003 fiscal period be included in the Fund's Annual Report to Stockholders.

Independent Directors Committee

   The Independent Directors Committee must determine at least annually whether the Fund's advisory and other arrangements should be approved for continuance for the following year. The Independent Directors Committee is also responsible for evaluating and recommending the selection and nomination of candidates for Independent Director, assessing whether Directors should be added or removed from the Board and recommending to the Board policies concerning Independent Director compensation, investment in the Fund and resources. The Fund has adopted a charter of the Independent Directors Committee, which is attached to this Proxy Statement as Exhibit C. The Independent Directors Committee met 1 time during the fiscal period ended March 31, 2004.

   Nominee Qualifications. While there is no formal list of qualifications, the Independent Director Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, high integrity, and substantive knowledge in areas important to the Board's operations, such as background or education in finance, auditing, or, the workings of the securities markets. For candidates to serve as independent directors, independence from the Fund's investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committees also considers whether the prospective candidates' workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Fund operates.

   Identification of Nominees. The Nominating Committee considers prospective candidates from stockholders and any source it deems appropriate. The Committee initially evaluates prospective candidates on the basis of the information it receives, considered in light of the criteria discussed above. The Committee must receive at least the following information regarding a candidate: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If the Committee, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of independent Board members for input. Any request by management to meet with the prospective candidate would be given appropriate consideration. The Fund has not paid a fee to third parties to assist in finding nominees.

Qualified Legal Compliance Committee

   The Qualified Legal Compliance Committee ("QLCC") receives, reviews and takes appropriate action with respect to any report made or referred to the QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of fiduciary duty under U.S. federal or state law or a similar material violation by the Fund or by an officer, director, employee or agent of the Fund. The QLCC did not meet during the fiscal period ended March 31, 2004.

      The Board of Directors of the Fund recommends that the stockholders vote "FOR" the election of the Director Nominees.

     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Exchange Act requires the officers and Directors of the Fund and persons who own more than ten percent of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the NYSE. Officers, Directors and greater than ten percent stockholders of the Fund are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

   Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal period, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal period, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the 1940 Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal period, except that late Form 4 filings were inadvertently made on behalf of Carter E. Anthony and James C. Kelsoe.

        DIRECTOR ATTENDANCE AT MEETINGS AND STOCKHOLDER COMMUNICATIONS

   The Fund does not have a policy on Director attendance at the Annual Meeting of Stockholders. Stockholders may send written communications to the Fund's Board of Directors or to an individual Director by mailing such correspondence to the Fund at Fifty North Front Street, 21/st/ Floor, Memphis, Tennessee 38103, Attention: Charles D. Maxwell. Such communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must continue to meet all the requirements of Rule 14a-8. See "Additional Information--Stockholder Proposals" herein.

                            ADDITIONAL INFORMATION

Independent Public Accountants' Fees

   The SEC's auditor independence rules require the Audit Committee of the Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund's independent accountants directly to the Fund and (b) those permissible non-audit services provided by the Fund's independent accountants to MAM and any entity controlling, controlled by or under common control with MAM that provides ongoing services to the Fund (the "Affiliated Service Providers"), if the services relate directly to the operations and financial reporting of the Fund.

   The first table below sets forth for the Fund, for its most recent fiscal period, the fees billed by its independent accountants for all audit and non-audit services provided directly to the Fund. The Fund's independent accountants did not provide any non-audit services to the Fund's Affiliated Service Providers. Services under the caption:

  . Audit Fees are for the audit of the Fund's annual financial statements included in the Fund's reports to stockholders and in connection with statutory and regulatory filing or engagements;

  . Audit-Related Fees include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees;

  .   Tax Fees include tax compliance, tax advice and tax planning; and

  .   All Other Fees are for other products and services provided.

   The fiscal year end for the Fund is March 31, 2004.

Fees for audit and non-audit services provided directly to the Fund:

            Audit Fees Audit-Related Fees($) Tax Fees All Other Fees
               2003            2003            2003        2003
            --------------------------------------------------------
             $45,000           None            None        None

Fees for non-audit services provided to the Fund's Affiliated Service Providers for which pre-approval by the Committee was required:

            Audit Fees Audit-Related Fees($) Tax Fees All Other Fees
               2003            2003            2003        2003
            --------------------------------------------------------
               None            None            None        None

Aggregate non-audit fees for services provided to the Fund and its Affiliated Service Providers, regardless of whether pre-approval was required.

                          Aggregate Non-Audit Fees($)
                                     2003
                          ---------------------------
                                     None

Pre-Approval of Audit and Non-Audit Services.

   Audit, audit-related and tax compliance services provided to the Fund on an annual basis require pre-approval by the Fund's Audit Committee. The Audit Committee pre-approves these services on a case-by-case basis. As noted above, the Audit Committee also must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Any individual project that does not exceed $15,000 may be pre-approved by the chair of the Audit Committee. Any proposed services exceeding that cost level requires specific pre-approval by the Audit Committee.

   A representative of PwC is expected to be present at the Meeting and will have an opportunity to make a statement if he so desires and to respond to questions from stockholders.

Investment Adviser and Administrator

   MAM is the investment adviser and administrator of the Fund. The principal office of MAM is located at Fifty North Front Street, 21/st/ Floor, Memphis, Tennessee 38103. MAM is a wholly-owned subsidiary of Regions Financial Corporation.

Annual Report Delivery

   The Fund will furnish, without charge, a copy of its Annual Report for the Fund's fiscal period ended March 31, 2004 to any stockholder upon request. Such requests should be directed to the Fund, Fifty North Front Street, 21/st/ Floor, Memphis, Tennessee 38103, Attention: Charles D. Maxwell, or to (800) 366-7426.



Stockholder Proposals

   The Fund expects to hold its next Annual Meeting of Stockholders in July 2005. The By-Laws of the Fund require advance notice be given to the Fund in the event a stockholder desires to transact any business from the floor at an Annual Meeting of Stockholders. Proposals of stockholders intended to be presented at the Meeting must be received by the Fund by March 31, 2005 for inclusion in the Fund's Proxy Statement and form of Proxy for that Meeting. Notice of any such business must be in writing and received at the Fund's principal executive office during the period from February 1, 2005 to March 31, 2005. Written proposals and notices should be directed to the Fund, Fifty North Front Street, 21/st/ Floor, Memphis, Tennessee 38103, Attention:
Charles D. Maxwell.

                                          By Order of the Boards of Directors

                                          /s/ Charles D. Maxwell

                                          Charles D. Maxwell
                                          Secretary

Dated: May 26, 2004

                                   Exhibit A

                          RMK HIGH INCOME FUND, INC.

                            Audit Committee Charter

I. Audit Committee Membership and Qualifications

   The Audit Committee of RMK High Income Fund, Inc. (the "Fund") shall consist of at least three members appointed by the Board of Directors ("Board") of the Fund upon recommendation by the Independent Directors Committee. The Board may replace members of the Audit Committee for any reason.

   No member of the Audit Committee shall be an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Fund Act of 1940 ("1940 Act"), nor shall any member receive any compensation from the Fund except compensation for service as a member of the Fund's Board or a committee of the Board.

   The Board shall determine annually whether any member of the Audit Committee is an "audit committee financial expert" as defined in Item 3 of Form N-CSR. Consistent with Item 3 of Form N-CSR, the designation or identification of a person as an "audit committee financial expert" does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and the Board in the absence of such designation or identification.

II. Purpose of the Audit Committee

   The purpose of the Audit Committee is:

   (a) to oversee the accounting and financial reporting processes of the Fund, including each of its series, as applicable, and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain service providers;

   (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

   (c) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits;

   (d) to approve prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors; and

   (e) to act as a liaison between the Fund's independent auditors and the full Board.

III. Duties and Powers of the Audit Committee

   The independent auditors for the Fund shall report directly to the Audit Committee. To carry out its purposes, the Audit Committee shall have the following duties and powers with respect to the Fund:

   (a) to approve, prior to appointment, the engagement of auditors annually to audit and provide their opinion on the Fund's financial statements and to recommend to those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) that they vote to approve or ratify, as appropriate, the selection, retention or termination of the Fund's independent auditors;

   (b) in connection with the approval set forth in subparagraph (a), to review, evaluate and discuss with the auditors matters potentially affecting their independence and capabilities, including (i) any matters set

                                      A-1

       forth in the letter the auditors are required to submit pursuant to Standard No. 1 of the Independence Standards Board and (ii) the provision by the Fund's auditors of non-audit services to the investment adviser or any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliate") that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee;

   (c) to approve, prior to appointment, the engagement of the auditors to provide other audit or non-audit services for which regulations of the SEC require pre-approval, including (i) all non-audit services provided to the Fund and (ii) certain non-audit services provided to the adviser and its control affiliates;

   (d) to develop, as and to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's auditors to provide audit or non-audit services to the Fund or an Adviser Affiliate;

   (e) to review the arrangements for and scope of the annual audit and any special audits;

   (f) to review and approve the fees proposed to be charged to the Fund by auditors for audit and non-audit services;

   (g) to consider information and comments from the auditors with respect to the Fund's accounting and financial reporting policies, procedures and internal controls (including the Fund's critical accounting policies and practices), to consider management's responses to any such comments and, to the extent the Committee deems necessary or appropriate, to promote improvements in the quality of the Fund's accounting and financial reporting;

   (h) to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Fund's financial statements, including any adjustments to such statements recommended by the auditors;

   (i) to review the form of opinion the auditors propose to render to the Board and shareholders;

   (j) to resolve disagreements between management and the auditors regarding financial reporting;

   (k) to provide the Audit Committee report required by Item 306 of Regulation S-K for proxy statements relating to the election of directors;

   (l) to review with the Fund's Chief Executive Officer and/or Chief Financial Officer in connection with their certifications on Form N-CSR any significant deficiencies in the design or operation of disclosure controls and procedures or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund's disclosure controls and procedures;

   (m) to establish procedures, consistent with New York Stock Exchange requirements, for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns about accounting or auditing matters;

   (n) to investigate or initiate an investigation of reported or suspected improprieties in the Fund's operations;

   (o) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

   (p) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

   The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants, as the Committee deems necessary, and to obtain specialized training for Audit Committee members, at the expense of the Fund or a

                                      A-2

series thereof, as appropriate. Where the expense relates to more than one series, the Audit Committee shall recommend to the Board an appropriate allocation among those series.

   The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly-scheduled meeting.

IV. Role and Responsibilities of the Audit Committee

   The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal controls, and the auditors' responsibility to plan and carry out a proper audit. Specifically, the Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements;
(ii) the maintenance of appropriate accounting and financial reporting principles and policies; and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit and reviews. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's management, advisers, administrators, accounting agents or independent auditors.

   Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements. The members of the Audit Committee are not experts in the fields of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes.

   In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the director is not a member.

V. Operations of the Audit Committee

   (a) The Audit Committee shall meet on a regular basis and at least twice annually and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means at least one week in advance of a meeting, except two days' notice of a meeting shall be sufficient when, in the judgment of the chair or a majority of the members, more notice is impractical or special circumstances exist requiring a meeting in less than a week's time.

   (b) The Audit Committee shall ordinarily meet in person at times and dates that correspond to Board meetings; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law.

   (c) The Audit Committee shall regularly meet, in separate executive sessions as necessary, with the Treasurer and Chief Financial Officer of the Fund and the Fund's independent auditors. The Audit Committee may also meet, in executive sessions or otherwise, as the Committee deems appropriate, with internal audit, legal and compliance personnel of the Fund's investment adviser, other members of management and personnel of other entities that provide significant accounting services to the Fund.

                                      A-3

   (d) The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

   (e) The Audit Committee may select one of its members to be the chair and may select a vice chair.

   (f) A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

   (g) The Board shall adopt and approve this Charter and may amend it on the Board's own motion. The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

Adopted: August 25, 2003

                                      A-4




                                   Exhibit B

                          RMK HIGH INCOME FUND, INC.

                            Audit Committee Report

   The Audit Committee of the Board of Directors of RMK High Income Fund, Inc. (the "Fund") operates pursuant to a Charter dated August 25, 2003 which sets forth the role of the Audit Committee in the Fund's financial reporting process. Pursuant to the Charter, the role of the Audit Committee is to oversee the Fund' accounting and financial reporting processes and the quality and objectivity of the Fund's financial statements and the independent audit of those financial statements. The Committee is responsible for, among other things, recommending the initial and ongoing engagement of the auditors and reviewing the scope and results of the Fund's annual audit with the Fund's independent auditors. Fund management is responsible for the preparation, presentation and integrity of the Fund's financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Fund are responsible for planning and carrying out proper audits and reviews.

   The Audit Committee met on May 13, 2004 to review the Fund's audited financial statements for the fiscal period ended March 31, 2004. In performing this oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Fund's management and their independent auditors, PricewaterhouseCoopers LLP ("PwC"). The Audit Committee has discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, and has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also has discussed with PwC its independence.

   The members of the Audit Committee are not experts in the fields of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and PwC.

   Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's Annual Report to Stockholders for the fiscal period ended March 31, 2004.

   The members of the Audit Committee are listed below. Each has been determined to be independent pursuant to New York Stock Exchange Rule 303.01.

William Jefferies Mann
James Stillman R. McFadden
W. Randall Pittman
Mary S. Stone
Archie W. Willis III
James D. Witherington, Jr.

May 13, 2004

                                      B-1



                                   Exhibit C

                          RMK HIGH INCOME FUND, INC.

                    Independent Directors Committee Charter

Committee Membership

   The Independent Directors Committee ("Committee") of RMK High Income Fund, Inc. (the "Fund") (i) shall be composed solely of members of the Board of Directors of the Fund ("Board") who are not "interested persons" of the Fund ("Independent Directors"), as defined in (S)2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act") and the rules thereunder, and (ii) in the absence of a Board resolution to the contrary, shall consist of all of the Independent Directors of the Fund.

Duties and Powers of the Committee

1. The Committee shall request such information and materials as it believes are reasonably necessary to evaluate the Fund's advisory arrangement. Based upon its review, the Committee shall determine at least annually whether to recommend to the Board and the Independent Directors that the current arrangement be approved for continuance for the following year.

2. Except for those duties reserved for the Audit Committee, the Committee shall also periodically review the services provided to the Fund by other service providers (e.g., custodians, transfer agents, administrators) and determine whether to recommend to the Board that the current arrangements be approved for continuance for the following year. The Committee may request and review information and certificates from these service providers and the management of the Fund.

3. The Committee shall recommend to the Independent Directors of the Fund the selection and nomination of candidates for Independent Directors. The Committee may consider recommendations for candidates from any source it deems appropriate. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Fund's investment adviser and other principal service providers. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence. In determining candidates' qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.

4. The Committee shall periodically review the composition of the Board and the backgrounds of the Board members to determine whether it may be appropriate to recommend adding or removing members. The Committee shall propose to the Board and the Independent Directors changes to the number of positions on the Board and the addition or removal of members.

5. The Committee shall recommend to the Board policies concerning, among other things: (i) Independent Director compensation; (ii) Independent Director investment in the Fund; (iii) attendance at and preparation for meetings; and (iv) resources available for Independent Directors, including relevant publications and conferences.

6. The Committee shall nominate candidates for the Committee for selection by the Board.

Operations of the Committee

1. The Committee shall normally meet at least annually and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means at least one week in advance of a meeting, except two days' notice of a meeting shall be sufficient

                                      C-1

   when, in the judgment of the chair or a majority of the members, more notice is impractical or special circumstances exist requiring a meeting in less than a week's time.

2. The Committee shall ordinarily meet in person at times and dates that correspond to Board meetings, but may, when necessary, have telephonic meetings and may act by written consent, to the extent permitted by law. In-person attendance of meetings is expected, however, under special circumstances, individual members may attend a meeting telephonically when they are unable to attend the meeting in person.

3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to meet privately, to admit non-members individually by invitation and to retain special counsel and other experts or consultants at the expense of the Fund.

4. The Committee may select one of its number to be the chair and may select a vice chair. The Committee may delegate one or more of its members to carry out particular activities on behalf of the Committee.

5. The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

6. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

7. The Board shall adopt and approve this Charter and may amend it on the Board's own motion. The Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

Adopted: August 25, 2003

RMK HIGH INCOME FUND, INC.
Common Stock                                                           74963B105

PROPOSALS
---------
1.    TO ELECT THREE  CLASS I DIRECTORS  TO SERVE UNTIL THE
      DIRECTORS  NEXT  ANNUAL  MEETING OF  STOCKHOLDERS  IN
      2007,  OR (MARK  "X" FOR ONLY  ONE BOX)  UNTIL  THEIR                          DIRECTORS
      SUCCESSORS ARE ELECTED AND QUALIFIED:                                          ---------
                                                                             (MARK "X" FOR ONLY ONE BOX)

                                                                   |_|     FOR ALL NOMINEES

      01 - J.  KENNETH  ALDERMAN,  02 -  WILLIAM  JEFFERIES        |_|     WITHHOLD ALL NOMINEES
      MANN, 03 - JAMES STILLMAN R. MCFADDEN
                                                                   |_|     WITHHOLD   AUTHORITY   TO  VOTE   FOR  ANY
                                                                           INDIVIDUAL  NOMINEE.  WRITE  NUMBER(S)  OF
                                                                           NOMINEE(S) BELOW.

                                                                           USE NUMBER ONLY
                                                                                          ------------------------------
2.    TO TRANSACT SUCH OTHER  BUSINESS AS MAY PROPERLY COME
      BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

The undersigned hereby  acknowledges  receipt of the accompanying Notice of Annual Meeting and Proxy Statement for the
Annual Meeting to be held on July 15, 2004.



-----------------------------------------------------------------------     --------------------------------------------------
Signature                                                                   Date



-----------------------------------------------------------------------     --------------------------------------------------
Signature (Joint Owners)                                                    Date

==============================================================================================================================
Please sign and date this Proxy.  Please sign this Proxy  exactly as your name(s)  appear(s)  on the books of the Fund.  Joint owners should each sign personally.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
==============================================================================================================================

  ..........................................................................................................................

                           RMK HIGH INCOME FUND, INC.

                 ANNUAL MEETING OF STOCKHOLDERS - JULY 15, 2004
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of RMK High Income Fund, Inc. (the "Fund"), a Maryland corporation, hereby appoints as proxies Charles D. Maxwell and J. Thompson Weller, and each of them (with full power of substitution), to vote for the undersigned all shares of common stock of the undersigned in the Fund at the Annual Meeting of Stockholders to be held on July 15, 2004 at 11:00 a.m. Central Time, at Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103, and at any and all adjournments thereof, with all the power the undersigned would have if personally present.

If more than one of the proxies, or their substitutes, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have the authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFEORE THE MEETING.


                          YOUR VOTE IS VERY IMPORTANT.

     PLEASE VOTE, DATE, AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN
                             THE ENCLOSED ENVELOPE.